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                                   EXHIBIT 99


Summons and Complaint in the action "Gorra Holding and Barras Investment v. Nu-Tech Bio-Med, Inc., J. Marvin Feigenbaum and Robert B. Fagenson." Case No. 98 Civ. 764 (JMP) in the United States District Court, Southern District of New York



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UNITED STATES DISTRICT COURT
DISTRICT OF
--------------------------------------X

GORRA HOLDING and BARRAS              :
INVESTMENT,
                                      :            SUMMONS IN A CIVIL ACTION
                  Plaintiffs,                      -------------------------
                                      :
     -against-                                     CASE NUMBER 98 CIV 764
                                      :
NU-TECH BIO-MED, INC.,
J. MARVIN FAIGENBAUM, and             :
ROBERT B. FAGENSON,
                                      :
                  Defendants.
-------------------------------------X


TO:

NU-TECH BIO-MED, INC.        J. MARVIN FAIGENBAUM     ROBERT B. FAGENSON
476 Main Street              476 Main Street          19 Rector Street
Suite 3-DFL                  Suite 3-DFL              New York, NY 10006
Wakefield, RI 02879          Wakefield, RI 02879


               YOU ARE HEREBY SUMMONED and required to serve upon

PLAINTIFF'S ATTORNEY
PERETZ BRONSTEIN, ESQ.
60 East 42nd Street, Suite 4600
New York, NY 10165

an answer to the complaint in this action which is herewith served upon you, within 20 days after service of this summons upon you, exclusive of the day of service. If you fail to answer, judgment will be taken against you by default for the relief demanded in the complaint.


JAMES M. PARKINSON                                   FEB 04, 1998
------------------                                   ------------
CLERK                                                DATE


       /s/
------------------
BY DEPUTY CLERK



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PERETZ BRONSTEIN, ESQ. (PB 8628)
60 East 42nd Street, Suite 4600
New York, New York  10165
(212) 697-6484
Attorneys for Plaintiffs

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------X

GORRA HOLDING and BARRAS           :          98 CV 764
INVESTMENT,
                                   :          COMPLAINT
             Plaintiffs,                      ---------
                                   :
     -against-                                JURY TRIAL
                                   :          DEMANDED
NU-TECH BIO-MED, INC.,                        --------
J. MARVIN FAIGENBAUM, and          :
ROBERT B. FAGENSON,
                                   :
             Defendants.
----------------------------------------------X


              Plaintiffs Gorra Holding and Barras Investment, through their undersigned counsel, for their complaint against Nu-Tech Bio-Med, Inc. ("NTBM"),
J. Marvin Faigenbaum and Robert B. Fagenson, hereby allege as follows:



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                                     SUMMARY

              Plaintiffs sue for securities fraud, common law fraud, conversion of breach of contract arising out of defendants' wrongful scheme to extract $14 million from a group of investors (including $1 million from plaintiffs) (collectively, the "Investors") and refusal to deliver the marketable securities promised in exchange. The Investors purchased 14,000 Class A Preferred Shares of defendant NTBM (the "Preferred Shares") at the price of $1,000 each (the "Offering"), which by their terms are convertible to NTBM common stock (the "Conversion Shares"). The Offering was a private sale of unregistered, restricted securities pursuant to SEC Regulation D. The Company promised to register the Conversion Shares with the SEC so as to allow them to trade freely. In order to avoid a market glut of NTBM's shares and the decrease in stock price that would likely result, from the time of the Investors' investment, NTBM has utilized very artifice and device at its disposal to thwart the conversion of the Preferred Shares and registration of the Conversion Shares. The results has been to lock the Investors into their NTBM position and prevent them from recovering their principal and promised minimum 33% market premium.



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              The pattern of NTBM's intentional interference with the Investors'
exercise of their conversion and registration rights (the "Scheme"), which has been ongoing since the time of the Offering, gives rise to plaintiffs' federal securities and common law claims. Plaintiffs are entitled to compensatory damages in excess of $1.25 million, plus punitive damages. In the alternative, plaintiffs seek an order that defendants immediately take the necessary steps to allow plaintiffs to exercise their contractual conversion and registration rights.

                                     PARTIES

             (i) Gorra Holding and Barras Investment are both Panama Corporations with their principal places of business in Zurich, Switzerland. Each purchased 500 Preferred Shares at $1,000 each. Gorra Holding converted 100 of its Preferred Shares, leaving it with 400 Preferred Shares.

            (ii) NTBM is a Delaware Corporation authorized to do business in New York. Its principal place of business is in Wakefield, Rhode Island. It is a biomedical company that produces agents for the testing of the effectiveness of cancer treatment drugs. Until December 1997 its principal place of business was in New York, New York. Its shares trade on the NASDAQ exchange.

            (iii) Marvin Faigenbaum ("Faigenbaum") is the President, Chief Executive Officer and Chairman of NTBM. Robert B. Fagenson ("Fagenson") is a director of NTBM and a highly sophisticated investment banker. Faigenbaum and Fagenson have been the primary actors on the



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Company's behalf in carrying out the Scheme. Each of these individuals are NTBM shareholders (Faigenbaum approximately 10%; Fagenson under 1%), giving them a personal incentive to protect the price of NTBM's stock. In addition, as managers of NTBM, they have an interest in supporting the stock price to facilitate NTBM's ability to raise capital in the public markets.

                                  JURISDICTION

             (iv) Jurisdiction over this matter is 28 USC Section 1332 (diversity) in that the amount in controversy is in excess of $50,000 and the action is between citizens of a foreign state and residents of the United States. In addition, the Court has jurisdiction over this matter pursuant to 15 USC Section 78aa (Section 27 of the Exchange Act) and principles of pendent jurisdiction.



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                                      FACTS

             The Investor's Purchase of 14,000 Preferred Shares

             The Investors purchased aggregate of 14,000 Preferred Shares for $14 million in November 1996. Pursuant to the Certificate of Designation filed with the Delaware Secretary of State, the Preferred Shares were to be convertible into NTBM common stock at the lower of $17.50 per share or a 25% discount to the average trading price of NTBM's shares at the time of conversion. NTBM's stock price was between $10 and $15 per share until March 1997, but dropped thereafter, falling below $1 per share by July 1997. The lower the price went, the more share the Investors would receive upon conversion.

             Pursuant to a Registration Rights Agreement between NTBM and the Investors, NTBM was required, upon the written demand of a majority of the Investors, to file with the SEC a Registration Statement relating to the Conversion Shares so that such shares could be sold by the Investors on NASDAQ. Unless registered with the SEC, the Investors would be unable to exit their investment and would be forced to hold their NTBM stock whether or not prevailing market conditions made it wise to do so.



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The Voluntary Filing and Abrupt Withdrawal of the December 1996 Registration
Statement

             Even before the Investors demanded the Conversion Shares be registered, NTBM voluntarily filed a Registration Statement relating to the Conversion Shares (the "December 1996 Registration Statement"), thereby waiving the demand requirement. Upon information and belief, the reason the Company filed the December Registration Statement voluntarily was so that it could rescind it voluntarily (according to its reading of the Registration Rights Agreement) before the Investors had the opportunity to sell any Conversion Shares.

             Indeed, on the very day the December 1996 Registration Statement was to become effective, February 5, 1997, the company withdrew it. The Company's only explanation was that it was entitled to do so being that no written registration demand had been delivered to Company. Upon information and belief, the Company withdrew the December Registration Statement to prevent the Investors from obtaining and selling Conversion Shares, which likely would have had a depressive effect upon the price of NTBM's stock. Ironically, another registration statement filed on the same day as the December 1996 Registration Statement, which allowed the investment bankers who had received shares as part of their commissions in connection with the Offering, was not withdrawn and became effective on February 5, 1997.



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The Filing of the July Registration Statement,
Followed by the Shortage of Conversion Shares


             (i) Following the withdrawal of the December 1996 Registration Statement, the Company did everything it could to delay the registering of the Conversion Shares. In a meeting following the rescission of the December 1996 Registration Statement, Faigenbaum and Fagenson assured Investors that the Conversion Shares would be registered shortly. Excuse after excuse followed. First, NTBM took the position that submission of the registration statement had to wait until after approval of a pending corporate acquisition, scheduled to take place in April 1997. Thereafter, the Company decided it needed various investor questionnaires completed by the Investors as a pre-condition to registration. No such requirement had ever been discussed. Collecting the completed forms from numerous Investors, worldwide, delayed the process further.

             (ii) Defendants at the same time took an extremely aggressive reading of the Certificate of Designation, which provided that no Investor could own more than 4.9% of the Company as a result of conversion. Defendants insisted upon calculating the percentage ownership of each Investor following conversion as a percentage of the common shares outstanding prior to conversion, rather than as a fraction of the total shares outstanding following conversion, including the Conversion Shares themselves. The Company's reading of the formula resulted in limiting the number of Preferred Shares each Investor could convert.

             (iii) NTBM finally did file another registration statement on July 23, 1997 (following the receipt of a demand to on behalf of the Investors). Yet, exactly one week later, on August 1,



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1997, NTBM "realized" that it had not authorized sufficient numbers of shares to allow for the conversion of all of the Preferred Shares. The price of NTBM's stock had been dropping since March 1997. The Company obviously was aware that additional Conversion Shares would be required as a result. Yet, the Company seems intentionally to have waited until it ran out of Conversion Shares (after the delay in filing the second registration statement) to take steps to authorize additional shares.

The Authorization of Additional Shares, Followed by the Suspension of the Registration Statement


             (iv) Shareholder approval necessary to authorize the issuance of 50 million shares was finally obtained in late-October 1997. However, in early-October the Company had announced that it needed to "update" the July Registration Statement to include financial information relating to NTBM's acquisition of another medical testing company. The Company suspended all sales of the Conversion Shares pursuant to the July Registration Statement pending the submission of the additional information. The additional information was filed on December 18, 1997, but sales remain suspended.

             (v) Moreover, in late November 1997, the Company notified the Investors that even the newly authorized shares were depleted, so the Company again lacked sufficient shares for conversion of all outstanding Preferred Shares. No steps have been taken to date to authorize additional shares.



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             (vi)   The effect of the Company's maneuvers has been to prevent
conversion of the Preferred Shares into Conversion Shares, and the unrestricted resale of the Conversion Shares. The Investors have effectively been locked into their investment and denied the promised 33% premium. The Investors have no adequate remedy at law.

                CLAIM I -- Rule 10b-5; Section 20 (Exchange Act)

             (vii)  The foregoing allegations are hereby repeated and realleged.

             (viii) Pursuant to Section 10(b) of the Securities Exchange Act of 1934 (15 USC Section 78j(b)) and Rule 10b-5 promulgated thereunder, it is unlawful to utilize any instrumentality of interstate commerce to effect a device, scheme or artifice to defraud purchasers of securities; to make any misrepresentation or omission of material fact in connection with the purchase or sale of a security; or to commit any act, practice or course of business which operates as a fraud in connection with the purchase or sale of a security. Pursuant to Section 20 of the Exchange Act (15 USC Section 78t) an individual that controls the violator of Section 10(b) is liable for the primary violator's wrong.

             (ix) In this case NTBM and the other defendants failed to disclose at the time of the Offering their premeditated intention to thwart the Investors' conversion and registration rights. The steps taken by defendants immediately following the Offering and continuing thereafter to interfere with the Investors' conversion and registration rights were part of an artifice and course of business to defraud the Investors. Defendants' actions are motivated by a



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desire to protect the market for NTBM's shares and prevent even greater downward movement in the price of its stock.

             (x) The individual defendants actively participated in the Scheme and are "control persons" of NTBM within the meaning of Section 20.

             (xi) The Investors have been damaged at a minimum in an amount equal to their investment, plus the 33% conversion premium. The defendants have acted intentionally and wantonly, entitling the Investors to punitive damages, in addition to compensatory damages.

                          CLAIM II -- Common Law Fraud

             (xii)  The foregoing allegations are hereby repeated and realleged.

             (xiii) Defendants all participated in, but failed to disclose, the Scheme. Plaintiffs relied upon the defendants' representations that the conversion and registration rights associated with the Preferred Shares would be honored.

             (xiv) The Investors are entitled to compensatory and punitive damages.

                             CLAIM III -- Conversion

             (xv)   The foregoing allegations are hereby repeated and realleged.

             (xvi) The defendants have taken money from the Investors and wrongfully blocked the Investors' recovery of their principal and the promised premium.



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             (xvii)  Those Investors who have been unable to convert and sell their Preferred Shares are locked into their NTBM position against.

             (xviii) Plaintiffs have been damaged in an amount equal to their remaining principal investment of $900,000, plus their lost premium.

             (xix) Plaintiffs are entitled to the compensatory and punitive damages.

                  CLAIMS IV -- Breach of Contract Against NTBM

             (xx)   The foregoing allegations are hereby repeated and realleged.

             (xxi) The Certificate of Designation and Registration Rights Agreement entitle the Investors to convert their Preferred Shares into Conversion Shares and to require the Company to file a registration statement so that the Conversion Shares can be sold freely on the market.

             (xxii) Through the Scheme, NTBM has breached its obligations under these agreements.

            (xxiii) The Investors have been damaged in an amount equal to their investments, plus the 33% conversion premium, plus an additional premium due to the Company's breach of the Registration Rights Agreement. In addition, the Investors are entitled to indemnification of their reasonable costs and attorneys fees.



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WHEREFORE, plaintiffs demand judgment granting them;

             (i) compensatory and punitive damages in an amount to be determined at trial, but not less than $1.25 million in compensatory and $3 million in punitive damages;

             (ii) in the alternative, an order that NTBM take the steps necessary to allow plaintiffs to exercise their conversion and registration rights, pursuant to the terms of the Certificate of Designation and Registration Rights Agreement;

             (iii) reasonable costs and attorney's fees; and

             (iv)  such further relief as the Court may deem just and proper.

Dated:  February 4, 1998


             -----------------------------------
             PERETZ BRONSTEIN, ESQ. (PB 8628)
             60 East 42nd Street, Suite 4600
             New York, New York  10165
             (212) 697-6484
             Attorney for Plaintiffs